Exhibit 21.1

The following were the subsidiaries of the Company as of December 31, 2019:

Company Name	Country of Incorporation / Organization
Gras Savoye Algerie Services	Algeria
Asifina S.A.	Argentina
WFD Consultores S.A.	Argentina
Willis Towers Watson Argentina S.A.	Argentina
Willis Towers Watson Consultores S.A.	Argentina
Willis Towers Watson Corredores de Reaseguros S.A.	Argentina
CKA Risk Solutions Pty Ltd	Australia
Cortex Global Risk Australia Pty Limited	Australia
Cortex Global Risk Pty Limited	Australia
Richard Oliver Underwriting Managers Pty Ltd	Australia
Risk Capital Advisors Australia Pty Limited	Australia
Risk Capital Advisors Pty Limited	Australia
Towers Watson Australia Pty Ltd	Australia
Towers Watson Superannuation Pty Ltd	Australia
Trinity Processing Services (Australia) Pty Ltd	Australia
Willis Australia Group Services Pty Ltd	Australia
Willis Australia Limited	Australia
Willis Employee Benefits Pty Ltd	Australia
Willis Reinsurance Australia Limited	Australia
Willis Towers Watson Australia Holdings Limited	Australia
Wycomp Pty Ltd	Australia
Willis GmbH – In Liquidation	Austria
Willis Towers Watson Austria GmbH	Austria
Willis Towers Watson Management (Barbados) Limited	Barbados
Gras Savoye Consulting (Belgium)	Belgium
Innovisk Europe	Belguim
Miller Europe SPRL	Belgium
Willis Towers Watson Consulting	Belgium
Willis Towers Watson SA/NV	Belgium
Gras Savoye Benin SA	Benin
International Tankers Indemnity Association Limited	Bermuda
Meridian Insurance Company Limited	Bermuda
Miller Bermuda Limited	Bermuda
PPH Limited	Bermuda
RePlace Holding LLC	Bermuda
Resilliance Re Ltd.	Bermuda
Towers Watson (Bermuda) Ltd.	Bermuda
Willis (Bermuda) 2 Limited	Bermuda
Willis (Bermuda) Limited	Bermuda
Willis Investment Holding (Bermuda) Limited	Bermuda
Willis Re Bermuda Limited	Bermuda
Willis Towers Watson Management (Bermuda) Limited	Bermuda
WTW Bermuda Holdings Ltd.	Bermuda
Sertec Servicos Tecnicos de Inspecao, Levantamentos e Avaliacoes Ltda	Brazil
Towers Watson Consultoria Ltda.	Brazil
Towers Watson Corretora e Consultoria de Seguros Ltda.	Brazil
WFB Partipacoes Ltda	Brazil
Willis Affinity Corretores de Seguros Ltda	Brazil
Willis Corretora de Resseguros Ltda	Brazil
Willis Corretores de Seguros Ltda	Brazil
York Vale Corretora e Administradora de Seguros Limitada	Brazil

Gras Savoye (Cambodia) Insurance Broker Plc	Cambodia
Willis Towers Watson Cameroun SA	Cameroon
Integra Capital Limited	Canada
RePlace Services ULC	Canada
Towers Watson Canada Inc.	Canada
Willis Canada Inc.	Canada
Willis Holding Company of Canada Inc.	Canada
Willis Re Canada Inc.	Canada
Willis Towers Watson Management (Cayman) Limited	Cayman Islands
Willis Chile Limitada	Chile
Willis Towers Watson Consultores S.A.	Chile
Willis Towers Watson Corredores de Reaseguros Limitada	Chile
Willis Towers Watson S.A. Corredores de Seguros	Chile
Towers Watson Consulting (Shanghai) Limited	China
Towers Watson Management Consulting (Shenzhen) Co., Ltd.	China
Willis (Shanghai) Business Consulting Co., Ltd.	China
Willis Insurance Brokers Co. Ltd.	China
Willis Towers Watson Colombia Corredores de Reaseguros S.A.	Colombia
Willis Towers Watson Colombia Corredores de Seguros S.A.	Colombia
Willis Towers Watson Colombia Consultores Colombia S.A.S	Colombia
Willis Towers Watson Congo SA	Congo
Willis Towers Watson Cote d’Ivoire SA	Cote d’Ivoire
Willis Towers Watson d.d	Croatia
JRC Metropolitan Trust Holdings Limited	Cyprus
Willis Towers Watson Insurance Broking (Czech Republic) s.r.o.	Czech Republic
Willis Towers Watson s.r.o.	Czech Republic
Willis Insurance Agency I/S	Denmark
Willis Re Nordic Reinsurance Broking (Denmark) A/S	Denmark
Willis Towers Watson A/S	Denmark
Willis Towers Watson Consultancy Services I/S	Denmark
Willis Towers Watson I/S	Denmark
Willis Towers Watson Egypt SAE	Egypt
Willis Towers Watson Re Egypt SAE	Egypt
Willis Towers Watson Risk Solutions Egypt SAE	Egypt
Willis Towers Watson Oy Ab	Finland
Avenir 2	France
Courtage D’assurances Gestion Risque Maladie - C.G.R.M.	France
Gras Savoye	France
Gras Savoye Dero	France
Gras Savoye NSA	France
GS & Cie Groupe	France
Informatique et Associes 3	France
Sageris	France
Willis/GS France	France
Willis Re SAS	France
Willis Towers Watson SAS	France
WTW Underwriting Solutions France	France
Gras Savoye Tahiti Nui Insurance SAS	French Polynesia
Gras Savoye Gabon SA	Gabon
Willis Re GmbH	Germany
Willis Towers Watson (Dusseldorf) GmbH	Germany
Willis Towers Watson Assekuranzdienste GmbH	Germany
Willis Towers Watson GmbH	Germany
Willis Towers Watson Holding GmbH	Germany
Willis Towers Watson Investments GmbH	Germany
Willis Towers Watson Pensionsfonds AG	Germany

Willis Towers Watson Versicherungsmakler GmbH	Germany
Willis Towers Watson Versicherungsservice GmbH	Germany
Willis Towers Watson Vorsorge Trust GmbH	Germany
WMN GmbH	Germany
WV Versicherungsmakler GmbH	Germany
Zeitinvest-Service GmbH	Germany
Willis Towers Watson Ghana Limited	Ghana
Willis Towers Watson Management (Gibraltar) Limited	Gibraltar
Willis Towers Watson Greece Insurance Agents S.A.	Greece
Willis Towers Watson Greece Insurance Brokers S.A.	Greece
Willis Towers Watson Kendriki Greece Insurance Works S.A.	Greece
Friars Street Insurance Limited	Guernsey
MICAL Limited	Guernsey
Willis Towers Watson Finance (Guernsey) Limited	Guernsey
Willis Towers Watson Guernsey ICC Limited	Guernsey
Willis Towers Watson Holdings (Guernsey) Limited	Guernsey
Willis Towers Watson Management (Guernsey) Limited	Guernsey
Risk Capital Advisors (Asia) Limited	Hong Kong
Towers Watson Hong Kong Limited	Hong Kong
Towers Watson Investment Services Hong Kong Limited	Hong Kong
Willis Hong Kong Limited	Hong Kong
Willis Management (HK) Pty Limited	Hong Kong
Willis Towers Watson Securities (Hong Kong) Limited	Hong Kong
Eamonn KFT	Hungary
Willis Towers Watson Magyarorszag Biztositasi Alkusz es Tanacsado Kft	Hungary
Acclaris Business Solutions Private Limited	India
Ternary Risk Consultancy and Management Private Limited	India
Willis Consulting Services Private Limited	India
Willis Towers Watson India Private Limited	India
WTW Global Delivery and Solutions India Private Limited	India
PT Towers Watson Indonesia	Indonesia
PT Towers Watson Insurance Brokers Indonesia	Indonesia
PT Towers Watson Purbajaga	Indonesia
PT Willis Reinsurance Brokers Indonesia	Indonesia
PT Willis Towers Watson Insurance Brokers Indonesia	Indonesia
Al-Shorouq for Reinsurance Broker Co. Ltd	Iraq
Innovisk Capital Partners (Ireland) Limited	Ireland
Planlife Trustee Services Limited	Ireland
The Asset Management Exchange (Ireland) Limited	Ireland
The Asset Management Exchange Holdings Limited	Ireland
Towers Watson Investment Management (Ireland) Limited	Ireland
Trustee Principles Limited	Ireland
Willis GS Ireland Unlimited Company	Ireland
Willis Human Capital & Benefits Ireland Limited	Ireland
Willis Towers Watson (Ireland) Limited	Ireland
Willis Towers Watson EP Unlimited Company	Ireland
Willis Towers Watson Holdings (Ireland) Limited	Ireland
Willis Towers Watson Insurances (Ireland) Limited	Ireland
Willis Towers Watson Life and Pensions Limited	Ireland
Willis Towers Watson Management (Dublin) Limited	Ireland
Willis Towers Watson Sub Holdings Unlimited Company	Ireland
Willis Towers Watson Trade Credit and Surety Limited	Ireland
Willis Towers Watson Administration (Isle of Man) Limited	Isle of Man
Willis Towers Watson Management (Isle of Man) Limited	Isle of Man
Towers Watson Italia Srl	Italy
Willconsulting Srl	Italy

Willis General Agency Srl	Italy
Willis Italia S.p.A	Italy
Willis Re Southern Europe S.p.A	Italy
Towers Watson Investment Services K.K.	Japan
Towers Watson KK	Japan
Willis Consulting K.K.	Japan
Willis Japan Holdings K.K.	Japan
Willis Japan Services K.K.	Japan
Willis Re Japan K.K.	Japan
Willis ESOP Management Limited	Jersey
Willis Towers Watson (Kazakhstan) Insurance Broker LLP	Kazakhstan
Gras Savoye East Africa Risk Solutions Limited	Kenya
Willis Towers Watson Consulting Korea Limited	Korea, Republic of
Willis Towers Watson Insurance Korea Limited	Korea, Republic of
Willis Towers Watson Investments Korea Limited	Korea, Republic of
Gras Savoye Middle East S.A.L.	Lebanon
Willis Towers Watson Lebanon SAL	Lebanon
Gras Savoye Liberia Ltd	Liberia
UAB Draudimo Brokeris Gras Savoye Lietuva	Lithuania
GS Re - Societe de reassurance du groupe Gras Savoye	Luxembourg
Towers Perrin Luxembourg Holdings S.a.r.l	Luxembourg
Watson Wyatt Luxembourg S.a.r.l	Luxembourg
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
Willis Towers Watson Luxembourg S.A.	Luxembourg
Willis Towers Watson Management (Luxembourg)	Luxembourg
Towers Watson (Malaysia) Sdn Bhd	Malaysia
Willis Re Labuan Limited	Malaysia
Willis Risk Management (Malaysia) Sdn. Bhd.	Malaysia
Willis Towers Watson Management (Labuan) Limited	Malaysia
Willis Towers Watson Management (Malta) Limited	Malta
Willis Towers Watson Services (Malta) Limited	Malta
Willis Towers Watson (Mauritius) Ltd	Mauritius
Carsa Consultores, Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Towers Watson Consultores Mexico S.A. de C.V.	Mexico
Towers Watson Mexico, Agente de Seguros, S.A. de C.V.	Mexico
Willis Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Willis Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
Scheuer Verzekeringen B.V.	Netherlands
Towers Watson Netherlands BV	Netherlands
Towers Watson Pension Services B.V.	Netherlands
Watson Wyatt European Region BV	Netherlands
Willis B.V.	Netherlands
Willis Europe B.V.	Netherlands
Willis Global Markets B.V.	Netherlands
Willis Nederland B.V.	Netherlands
Willis Netherlands Holdings B.V.	Netherlands
WTW Global Treasury Company B.V.	Netherlands
Gras Savoye Nouvelle Caldonie	New Caledonia
Willis New Zealand Limited	New Zealand
Willis Towers Watson Nigeria Limited	Nigeria
Willis Forsikringspartner AS	Norway
Willis Re Nordic AS	Norway
Willis Towers Watson AS	Norway
Cignium Technologies S.A.C.	Peru
Willis Corredores de Reaseguros S.A.	Peru
Willis Corredores de Seguros SA	Peru

Willis Towers Watson Consulting Peru S.A.C.	Peru
Willis Towers Watson Global Business Services, Inc.	Philippines
Willis Towers Watson Insurance Brokers Philippines, Inc.	Philippines
Willis Towers Watson Philippines, Inc.	Philippines
Biuro Doradztwa I Posrednictwa Ubezpieczeniowego E.C.A. Sp. z.o.o	Poland
Willis Towers Watson Polska Sp. z o.o.	Poland
WTW Consulting Sp. z o.o.	Poland
Willis Services Sp. z o.o.	Poland
Gras Savoye NSA - Garantia E Assistencia Automovel, S.A.	Portugal
Towers Watson (Portugal) Unipessoal Limitada	Portugal
Willis Corretores de Seguros SA	Portugal
Willis Towers Watson Puerto Rico Insurance Brokerage Inc.	Puerto Rico
Willis Towers Watson Romania-Broker De Asigurare Reasigurare Srl	Romania
Willis CIS Insurance Broker LLC	Russian Federation
Willis Towers Watson Limited Liability Company	Russian Federation
Towers Watson Saudi Arabia LLC	Saudi Arabia
Willis Towers Watson Consulting Senegal SA	Senegal
Willis Towers Watson Senegal SA	Senegal
Drustvo za posredovanje u osiguranju WILLIS TOWERS WATSON DOO BEOGRAD	Serbia
ASK Gras Savoye (SL) Limited	Sierra Leone
Miller Insurance Services (Singapore) Pte. Ltd.	Singapore
Towers Watson Singapore Holdings Pte. Ltd.	Singapore
Willis Towers Watson Brokers (Singapore) Pte. Ltd.	Singapore
Willis Towers Watson Consulting (Singapore) Pte. Ltd.	Singapore
Willis Towers Watson Health & Benefits (SG) Pte. Ltd.	Singapore
Willis Towers Watson Management (Singapore) Pte. Limited	Singapore
Actuary Online (Pty) Ltd	South Africa
Group Risk Management Services Proprietary Limited	South Africa
Motheo Reinsurance Consultants (Pty) Limited	South Africa
Retirement Online (Pty) Limited	South Africa
Risk Capital Advisors Africa (Pty) Ltd	South Africa
Towers Watson (Pty) Ltd	South Africa
Towers Watson South Africa Holdings (Pty) Limited	South Africa
Willis Re (Pty) Limited	South Africa
Willis Risk Advisory (Pty) Ltd	South Africa
Willis South Africa (Pty) Limited	South Africa
Bolgey Holding S.A.	Spain
Towers Watson de Espana SA	Spain
Willis Affinity S.L.	Spain
Willis Consulting S.L.	Spain
Willis Iberia Correduria de Seguros y Reaseguros SAU	Spain
Willis Towers Watson Agencia de Suscripcion, S.L.U.	Spain
Willis Towers Watson Services, S.L.	Spain
Be My Compensation Management AB	Sweden
InsClear AB	Sweden
InsClear Holding AB	Sweden
Insclear PC AB	Sweden
Max Matthiessen AB	Sweden
Max Matthiessen Vardepapper AB	Sweden
MM Holding AB	Sweden
Navigera AB	Sweden
Willis Towers Watson Consulting AB	Sweden
Willis Towers Watson Holding AB	Sweden
Willis Towers Watson Management (Stockholm) AB	Sweden
Willis Towers Watson Sweden AB	Sweden

Asmarin Verwaltungs AG	Switzerland
Towers Watson AG	Switzerland
Willis AG	Switzerland
Willis Faber AG	Switzerland
Willis Towers Watson Taiwan Limited	Taiwan
Towers Watson (Thailand) Limited	Thailand
Gras Savoye Togo SA	Togo
Willis Towers Watson Danismanlik Limited Sirketi	Turkey
Willis Towers Watson Sigorta Ve Reasurans Brokerlik Anonim Sirketi	Turkey
Willis Towers Watson Uganda Insurance Brokers Limited	Uganda
Gras Savoye Ukraine, Limited Liability Company	Ukraine
Willis Insurance Brokers LLC	Ukraine
Towers Watson Middle East FZ-LLC	United Arab Emirates
Acappella Capital Limited	United Kingdom
Acappella Delegated Authority North America Limited	United Kingdom
Acappella Syndicate Management Limited	United Kingdom
Acappella Transactional Real Estate Limited	United Kingdom
AG Broking Limited	United Kingdom
AG Broking Services Limited	United Kingdom
ALBUS MANAGEMENT LLP	United Kingdom
Alston Gayler & Co Limited	United Kingdom
Aqueous Management Limited	United Kingdom
ATRE Limited	United Kingdom
Corporate Medical Management Limited	United Kingdom
Coyle Hamilton Holdings (UK) Limited – In Liquidation	United Kingdom
EMB Management Holdings Limited	United Kingdom
EXAA LIMITED	United Kingdom
Faber Global Limited	United Kingdom
Friars Street Trustees Limited	United Kingdom
G360 UND LIMITED	United Kingdom
Innovisk (UK) Limited	United Kingdom
INNOVISK CAPITAL PARTNERS LLP	United Kingdom
INNOVISK SERVICES LIMITED	United Kingdom
Miller 2015 Limited	United Kingdom
Miller Insurance Holdings Limited	United Kingdom
Miller Insurance Services LLP	United Kingdom
Nelson Holdings Limited	United Kingdom
PFLA LIMITED	United Kingdom
PMI HEALTH GROUP LIMITED	United Kingdom
PMIHG HOLDINGS LIMITED	United Kingdom
Private Medicine Intermediaries Limited	United Kingdom
Richardson Hosken Holdings Limited – In Liquidation	United Kingdom
Saville Assessment Limited	United Kingdom
Saville Consulting Limited	United Kingdom
Six Clerks Insurance Services Limited	United Kingdom
Sovereign Marine & General Insurance Company Limited (In Scheme of Arrangement)	United Kingdom
Special Contingency Risks Limited	United Kingdom
TA I Limited	United Kingdom
THE ASSET MANAGEMENT EXCHANGE (IP CO.) LIMITED	United Kingdom
THE ASSET MANAGEMENT EXCHANGE (UK) LIMITED	United Kingdom
The Wyatt Company (UK) Limited	United Kingdom
The Wyatt Company Holdings Limited	United Kingdom
THEMIS CAPITAL LLP	United Kingdom
Towers Perrin (UK) Trustee Company Limited	United Kingdom
Towers Perrin Europe Limited	United Kingdom

Towers Perrin UK Holdings Limited	United Kingdom
Towers Watson Global 2 Limited	United Kingdom
Towers Watson Global 3 Limited	United Kingdom
Towers Watson Global Holdings Limited	United Kingdom
Towers Watson Global Limited	United Kingdom
Towers Watson Investment Management Limited	United Kingdom
Towers Watson Limited	United Kingdom
Towers Watson Pension Scheme Trustees Limited	United Kingdom
Towers Watson Software Limited	United Kingdom
Towers Watson UK Limited	United Kingdom
Trinity Acquisition Plc	United Kingdom
Trinity Processing Services Limited	United Kingdom
TXW Limited	United Kingdom
VERITUS LONDON LIMITED	United Kingdom
Watson Wyatt (UK) Acquisitions 1 Limited	United Kingdom
Watson Wyatt (UK) Acquisitions 2 Limited	United Kingdom
Watson Wyatt European Investment Holdings Limited	United Kingdom
Watson Wyatt European Region Ltd	United Kingdom
Watson Wyatt Holdings (Europe) Limited	United Kingdom
Watson Wyatt Holdings Limited	United Kingdom
Watson Wyatt Insurance & Financial Services Consulting Holdings Limited	United Kingdom
Watson Wyatt International Limited	United Kingdom
Willis Corporate Director Services Limited	United Kingdom
Willis Corroon (FR) Limited	United Kingdom
Willis Corroon Financial Planning Limited	United Kingdom
Willis Corroon Licensing Limited	United Kingdom
Willis Corroon Nominees Limited	United Kingdom
Willis Employee Benefits Limited	United Kingdom
Willis Faber Limited	United Kingdom
Willis Faber Underwriting Agencies Limited	United Kingdom
Willis Faber Underwriting Services Limited	United Kingdom
Willis Group Limited	United Kingdom
Willis Group Medical Trust Limited	United Kingdom
Willis Group Services Limited	United Kingdom
WILLIS GS UK HOLDINGS LIMITED	United Kingdom
Willis GS UK LIMITED	United Kingdom
Willis International Limited	United Kingdom
Willis Investment UK Holdings Limited	United Kingdom
Willis Japan Limited	United Kingdom
Willis Limited	United Kingdom
Willis Overseas Investments Limited	United Kingdom
Willis Pension Trustees Limited	United Kingdom
Willis PMI Group Limited	United Kingdom
Willis Structured Financial Solutions Limited	United Kingdom
WILLIS TOWERS WATSON FRANCE HOLDINGS LIMITED	United Kingdom
WILLIS TOWERS WATSON SECURITIES EUROPE LIMITED	United Kingdom
WILLIS TOWERS WATSON UK HOLDINGS 2 LIMITED	United Kingdom
WILLIS TOWERS WATSON UK HOLDINGS LIMITED	United Kingdom
WILLIS TOWERS WATSON UK HOLOCENE LIMITED	United Kingdom
2017 Tranzfer Insurance Solutions LLC	United States – Delaware
Acclaris Holdings, Inc.	United States – Delaware
Acclaris, Inc.	United States – Delaware
Carroll Technical Risks Agency LLC	United States – Delaware
Celerity Professional Liability Insurance Services LLC	United States – Delaware
DirectHealth.com LLC	United States – Delaware
Encore 1551 IC, Inc.	United States – Vermont

Encore Insurance PCC, Limited	United States – Vermont
Encore One IC, Inc.	United States – Vermont
Extend Health, Inc.	United States – Delaware
Extend Insurance Services LLC	United States – Utah
Freberg Environmental, Inc.	United States – Colorado
Global Equity Focus Fund LLC	United States – Delaware
Innovisk Capital Partners, Inc.	United States – Delaware
Innovisk Services, Inc.	United States – Delaware
Liazon Benefits, Inc.	United States – Delaware
Liazon Corporation	United States – Delaware
MG LLC	United States – Delaware
Premium Funding Associates, Inc.	United States – Connecticut
Professional Consultants Insurance Company, Inc.	United States – Vermont
RSDIG Risk Purchasing Group, LLC	United States – Tennessee
Sage Insurance Holdings LLC	United States – Delaware
Special Contingency Risks Inc.	United States – Delaware
Stone Mountain Insurance Company	United States – Vermont
The Willis Towers Watson Foundation	United States – Tennessee
Towers Perrin Capital Corp.	United States – Delaware
Towers Watson Delaware Holdings LLC	United States – Delaware
Towers Watson Investment Services, Inc.	United States – Delaware
Towers Watson Latin America Holdings LLC	United States – Delaware
Towers Watson Middle East Holdings LLC	United States – Delaware
Towers Watson Retiree Insurance Services, Inc.	United States – Delaware
TPF&C International, Inc.	United States – Pennsylvania
Tranzact Holdings Delaware, Inc.	United States – Delaware
Tranzact Holdings, LLC	United States – Delaware
Tranzmobile, LLC	United States – Delaware
Tranzsubco I Corp.	United States – Delaware
Tranzsubco II Corp.	United States – Delaware
Tranzutary DirectHealth Holdings, LLC	United States – Delaware
Tranzutary Holdings LLC	United States – Delaware
Tranzutary Insurance Solutions LLC	United States – Delaware
Tru Broker, LLC	United States – Delaware
Tru Insurance Solutions, LLC	United States – Delaware
TruBridge, Inc.	United States – Delaware
TZ Alpha Insurance Solutions LLC	United States – Delaware
TZ Cancins, LLC	United States – Delaware
TZ Guatemala Holdings LLC	United States – Delaware
TZ Holdings, Inc.	United States – Delaware
TZ Insurance Solutions LLC	United States – Delaware
TZ Midco, Inc.	United States – Delaware
TZ Purchaser, Inc.	United States – Delaware
TZ Purchaser II, Inc.	United States – Delaware
Vertus Insurance Agency, LLC	United States – Florida
Vertus Insurance Partners, LLC	United States – Florida
Vindati LLC	United States – Delaware
VTH Solutions LLC	United States – Delaware
Watson Wyatt European Investment Holdings 1, LLC	United States – Delaware
Watson Wyatt European Investment Holdings, Inc.	United States – Delaware
Watson Wyatt International, Inc.	United States – Nevada
Westport Financial Services, LLC	United States – Delaware
Westport HRH, LLC	United States – Delaware
Willis Administrative Services Corporation	United States – Tennessee
Willis Americas Administration, Inc.	United States – Tennessee
Willis HRH, Inc.	United States – Virginia

Willis Insurance Services of Georgia, Inc.	United States – Georgia
Willis NA Inc.	United States – Delaware
Willis North America Inc.	United States – Delaware
Willis North American Holding Company	United States – Delaware
Willis of Alabama, Inc.	United States – Alabama
Willis of Arizona, Inc.	United States – Arizona
Willis of Colorado, Inc.	United States – Colorado
Willis of Connecticut, LLC	United States – Connecticut
Willis of Florida, Inc.	United States – Florida
Willis of Greater Kansas, Inc.	United States – Kansas
Willis of Illinois, Inc.	United States – Illinois
Willis of Maryland, Inc.	United States – Maryland
Willis of Massachusetts, Inc.	United States – Massachusetts
Willis of Michigan, Inc.	United States – Michigan
Willis of New Hampshire, Inc.	United States – New Hampshire
Willis of New Jersey, Inc.	United States – New Jersey
Willis of North Carolina, Inc.	United States – North Carolina
Willis of Oklahoma, Inc.	United States – Oklahoma
Willis of Oregon, Inc.	United States – Oregon
Willis of Pennsylvania, Inc.	United States – Pennsylvania
Willis of Seattle, Inc.	United States – Washington
Willis of Texas, Inc.	United States – Texas
Willis of Vermont, Inc.	United States – Vermont
Willis of Virginia, Inc.	United States – Virginia
Willis of Wisconsin, Inc.	United States – Delaware
Willis Personal Lines, LLC	United States – Delaware
Willis Processing Services, Inc.	United States – New York
Willis Programs of Connecticut, Inc.	United States – Connecticut
Willis Re Inc.	United States – New York
Willis Securities, Inc.	United States – Delaware
Willis Services LLC	United States – Delaware
Willis Towers Watson Analytical Insurance Services Inc.	United States – Delaware
Willis Towers Watson CAC, Inc.	United States – Florida
Willis Towers Watson Insurance Services West, Inc.	United States – California
Willis Towers Watson Management (Vermont), Ltd.	United States – Vermont
Willis Towers Watson Midwest, Inc.	United States – Ohio
Willis Towers Watson Northeast, Inc.	United States – New York
Willis Towers Watson Risk Purchasing Group, Inc.	United States – Delaware
Willis Towers Watson Southeast, Inc.	United States – Tennessee
Willis Towers Watson US LLC	United States – Delaware
Willis US Holding Company, LLC	United States – Delaware
WTW Delaware Holdings LLC	United States – Delaware
Willis Towers Watson Uruguay S.A.	Uruguay
C.A. Prima Asesoria Tecnica	Venezuela, Bolivarian Republic of
Plan Administrado Rontarca Salud, C.A.	Venezuela, Bolivarian Republic of
Rontarca Willis, C.A. Sociedad de corretaje de seguros	Venezuela, Bolivarian Republic of
Willis Corretaje de Reaseguros S.A.	Venezuela, Bolivarian Republic of
Willis Towers Watson Consultores C.A.	Venezuela, Bolivarian Republic of
South Asia Services Limited Liability Company	Vietnam
Willis Towers Watson Vietnam Insurance Broker	Vietnam